UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2019

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On February 22, 2019, Taronis Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (“Agreement”) with Complete Cutting and Welding Supplies, Inc., a California corporation (the “Seller”) for the purchase of substantially all of the Seller’s tangible and intangible business assets (“Transaction”). A copy of the Agreement is attached hereto as Exhibit 10.1. Under the terms of the Agreement, the Company purchased from the Seller substantially all of the Seller’s right, title and interest to the Seller’s business assets and certain other assumed liabilities. The total purchase price paid was $2,500,000 cash. The Agreement includes certain other terms and conditions which are typical in asset purchase agreements.

In conjunction with the Asset Purchase Agreement, the Company and the Seller entered into an Assignment and Bill of Sale and Assumption Agreement (“Bill of Sale”) on February 22, 2019. The Bill of Sale conveyed the purchased business assets and certain assumed liabilities to the Company’s wholly owned subsidiary – MagneGas Welding Supply – Complete LA, LLC – as its “Buyer Designee”. The Bill of Sale is attached as Exhibit A to the Asset Purchase Agreement. Upon consummation of the closing, the Company commenced business operations at five retail locations in the greater Los Angeles, California region and is doing business as “Complete Cutting & Welding Supply”.

The above descriptions of the Agreement and the Bill of Sale do not purport to be complete and are qualified in their entirety by the full text of such Agreement and the Bill of Sale attached as Exhibit A thereto, which are incorporated herein and attached hereto as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 8.01	Other Events.

On February 26, 2019, the Company issued a press release announcing Transaction.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement dated February 22, 2019.
99.1	Press Release of Taronis Technologies, Inc. dated February 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2019

TARONIS TECHNOLOGIES, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer